Other Expenses	12 Months Ended
Dec. 31, 2016
Other Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]
21. Other Expenses
On January 25, 2015, the Company entered into an Agreement and Plan of Amalgamation (Amalgamation Agreement) with Axis Capital Holdings Limited (AXIS). In connection with the execution of the Merger Agreement with Exor N.V. and EXOR S.p.A, the Company and AXIS terminated the Amalgamation Agreement and the Company paid AXIS a termination fee and reimbursement of expenses of $315 million (AXIS Amalgamation Agreement Termination Fee) which is included within Other expenses in 2015.
In 2015, pursuant to an earn-out agreement, PartnerRe U.S. Corporation paid to the former shareholders of Presidio Reinsurance Group, Inc. $29 million, of which $25 million and $4 million was expensed in 2015 and 2014, respectively.
In accordance with Company’s share-based award plans and the Merger Agreement, all of the Company’s share-based awards fully vested and were settled in cash upon the change in control of the Company on March 18, 2016 (see Note 15). As a result, the Company recorded $38 million in Other expenses during the year ended December 31, 2016.
During the years ended December 31, 2016 and 2015, the Company recorded $90 million and $71 million, respectively, of other transaction and severance related costs within Other expenses. These costs for the year ended December 31, 2016 were comprised of $45 million in transaction costs and $45 million in severance expenses associated with the restructuring of the Company’s business units, certain changes to the Company’s investment operations and executive changes.